                                                                   EXHIBIT 10.26

                                                     Service Agreement No. 39527
                                                         Control No. 931002-2080

                              NTS SERVICE AGREEMENT

      THIS AGREEMENT, made and entered into this 1st day of November, 1993, by and between COLUMBIA GAS TRANSMISSION CORPORATION ("Seller") and UGI UTILITIES, INC. ("Buyer").

      WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

      Section 1. Service to be Rendered. Seller shall perform and Buyer shall receive service in accordance with the provisions of the effective NTS Rate Schedule and applicable General Terms and Conditions of Seller's FERC Gas Tariff, Second Revised Volume No. 1 (Tariff), on fife with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission. The maximum obligation of Seller to deliver gas hereunder to or for Buyer, the designation of the points of delivery at which Seller shall deliver or cause gas to be delivered to or for Buyer, and the points of receipt at which Buyer shall deliver or cause gas to be delivered, are - specified in Appendix A, as the same may be amended from time to time by agreement between Buyer and Seller, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284.102 of Subpart B of the Commission's regulations. Buyer warrants that service hereunder is being provided on behalf of UGI UTILITIES, INC., a local distribution company.

      Section 2. Term. Service under this Agreement shall commence as of - November 1, 1993, and shall continue in full force and effect until October 31, 2004, and from year-to-year thereafter unless terminated by either party upon six (6) months' written notice to the other prior to the end of the initial term granted or any anniversary date thereafter. Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Buyer may have under the Commission's regulations and Seller's Tariff.

      Section 3. Rates. Buyer shall pay Seller the charges and furnish Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement.

      Section 4. Notices. Notices to Seller under this Agreement shall be addressed to it at Post Office Box 1273, Charleston, West Virginia 25325-1273,
Attention: Manager - Agreements Administration and notices to Buyer shall be addressed to it at P. 0. Box 12677, 100 Kachel Boulevard, Suite 400, Reading, PA 19612-2677, Attention: Earl Smith, until changed by either party by written notice.

                                                     Service Agreement No. 39527
                                                     Control No. 1993-10-02-2080

                         NTS SERVICE AGREEMENT (Cont'd)

      Section 5. Prior Service Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreements:

      FTS Service Agreement No. 34227, effective June 1, 1987, as it may have been amended, providing for transportation service under the FTS Rate Schedule.

UGI UTILITIES, INC.                        COLUMBIA GAS TRANSMISSION CORPORATION



By:   /s/ Robert J. Chaney                 By:   /s/ Barry J. Lowery
    -----------------------------              -----------------------------

Title: Vice President & General Manager    Title: Manager - Agreements Admin.
       --------------------------------           ------------------------------

                                                                    Revision No.
                                                     Control No. 1995-03-28-0032

                    Appendix A to Service Agreement No. 39527
                             Under Rate Schedule NTS

             Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION
                         and (Buyer) UGI, UTILITIES INC.

                      Transportation Demand 19,520 Dth/day

                             Primary Receipt Points

                                                                   Maximum Daily
Scheduling    Scheduling    Measuring                 Measuring      Quantity
 Point No.    Point Name    Point No.    Footnotes    Point Name     (Dth/Day)
--------------------------------------------------------------------------------
F2             LEBANON      F2                                       19,520

                                                                    Revision No.
                                                     Control No. 1995-03-28-0032

                    Appendix A to Service Agreement No. 39527
                             Under Rate Schedule NTS

             Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION
                         and (Buyer) UGI UTILITIES, INC.

                             Primary Delivery Points


Scheduling                           Measuring                                      Maximum Daily
Point No.    Scheduling Point Name   Point No.   Footnotes   Measuring Point Name   Quantity (Dth/Day)
------------------------------------------------------------------------------------------------------
72           UGI CORPORATION         60030                   UGI Harrisburg         7,380
                                     603470                  UGI Marletta           2,700
                                     604626                  UGI Locust Point       8,300
                                     72                                             1,140

                                                                    Revision No.
                                                     Control No. 1993-10-02-2080

                    Appendix A to Service Agreement No. 39527
                             Under Rate Schedule NTS
             Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION
                         and (Buyer) UGI UTILITIES, INC.


The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions of Seller's Tariff is incorporated herein by reference for the purpose of listing valid secondary interruptible receipt points and delivery points.

Service changes pursuant to this Appendix A shall become effective as of November 1, 1993. This Appendix A shall cancel and supersede the previous Appendix A effective as of N/A to the Service Agreement referenced above. With the except of this Appendix A, all other terms and conditions of said Service Agreement shall remain in full force and effect.

UGI UTILITIES, INC.


By:     /s/ Robert J. Chaney
      ------------------------------------

Name:   Robert J. Chaney
      ------------------------------------

Title:  Vice President & General Manager
      ------------------------------------

Date:   2/3/97
      ------------------------------------


COLUMBIA GAS TRANSMISSION CORPORATION

By:     /s/ Barry J. Lowery
      ------------------------------------

Name:   Barry J. Lowery
      ------------------------------------

Title:  Manager-Agreements Administration
      ------------------------------------

Date:   10/2/96
      ------------------------------------